SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2007

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

On August 24, 2007, the board of directors of Bryn Mawr Bank Corporation (the “Corporation”), adopted a resolution to make, and to recommend that the shareholders approve, certain amendments to the Corporation’s articles of incorporation and bylaws. The description of the proposed amendments was set forth in the Corporation’s proxy statement for a special meeting of the shareholders filed with the Securities and Exchange Commission and mailed to the shareholders on October 12, 2007.

At the Corporation’s special meeting of shareholders held on November 20, 2007, the Corporation’s shareholders approved the following amendments to the Corporation’s articles of incorporation and bylaws.

Amendments to the Articles of Incorporation

•	Article 5 was amended to increase the number of authorized shares of the Corporation’s common stock from 25,000,000 shares to 100,000,000 shares.

•	Article 5 was amended to provide for the issuance of uncertificated shares, as well as shares evidenced by paper stock certificates.

•

Article 7 was amended to provide that each director may be elected by a majority of the votes cast for such position in person or by proxy, at a duly organized meeting of the shareholders, by the holders of shares entitled to vote.

•	Article 9 was amended to update a statutory reference relating to indemnification of officers and directors.

Amendments to the Bylaws

•	Sections 5.01 and 5.05 were amended and a new Section 5.06 was added to provide for the issuance of uncertificated shares, as well as shares evidenced by paper stock certificates.

The amendments to the articles of incorporation became effective upon the filing of the amended and restated articles of incorporation with the Pennsylvania Department of State on November 21, 2007. The amendments to the bylaws became effective on November 20, 2007.

A complete copy of the Corporation’s amended and restated articles of incorporation is attached hereto as Exhibit 3.1. A complete copy of the Corporation’s amended and restated bylaws is attached hereto as Exhibit 3.2. The description of the amendments to the articles of incorporation and the bylaws contained herein is qualified in its entirety by the complete text of the amended and restated articles of incorporation and the amended and restated bylaws which are attached hereto and incorporated herein by reference.

On November 21, 2007, the Corporation issued a Press Release announcing that the shareholders had approved an increase in the number of authorized shares of the Corporation’s common stock from 25,000,000 shares to 100,000,000 shares. A copy of the Press Release is attached hereto as Exhibit 99.1.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: November 21, 2007

EXHIBIT INDEX

Exhibit 3.1	-	Amended and Restated Articles of Incorporation of Bryn Mawr Bank Corporation

Exhibit 3.2	-	Amended and Restated Bylaws of Bryn Mawr Bank Corporation

Exhibit 99.1	-	Press Release

3